Exhibit 10.1

SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT

This SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (collectively, this “Second Amendment”) is entered into as of May 4, 2012, by and among NP Opco LLC (the “Borrower”), the Lenders (as defined below) party hereto, and Deutsche Bank AG Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

RECITALS
WHEREAS, the Borrower, various financial institutions (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 16, 2011 and amended as of June 30, 2011 (as so amended, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain loans and other financial accommodations to the Borrower; and
WHEREAS, the Borrower has requested, and the Required Lenders have agreed, to modify, and grant a consent pursuant to, certain provisions of the Credit Agreement on the terms and conditions contained herein;
NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments and Consent to Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below):
(i)Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

“Consolidated Cash Interest Expense” means, for any period, the Consolidated Interest Expense for such period calculated, for this purpose, by including only cash interest expense and cash interest income for such period.”
(ii)    The definition of “Interest Coverage Ratio” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “Consolidated Interest Expense” appearing in such definition and inserting the text “Consolidated Cash Interest Expense” in lieu thereof.
(iii)    Section 6.24 of the Credit Agreement is hereby amended by deleting the text “the first anniversary of the Closing Date” appearing therein and inserting the text “October 16, 2012” in lieu thereof.
(iv)     The Required Lenders hereby consent to (and authorize the Administrative Agent to consent pursuant to Section 7.13(g) of the Credit Agreement to the Borrower's entry into) an amendment to the Parent Cost Allocation Agreement in the form attached as Exhibit A hereto.

SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants that:
(i)no Default exists as of the Second Amendment Effective Date, both before and after giving effect to this Second Amendment; and

(ii)all of the representations and warranties contained in the Credit Agreement or the other Loan Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Second Amendment; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

SECTION 3.    Reference To And Effect Upon The Credit Agreement. (a) From and after the Second Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as modified hereby, and (ii) this Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(b)     This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
SECTION 4.    Counterparts, Etc.     This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or other electronic transmission a signature page of this Second Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute part of this Second Amendment for any other purpose.
SECTION 5.    Governing Law. This Second Amendment and the rights and obligations of the parties under this Second Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

SECTION 6.    Effectiveness.     This Second Amendment shall become effective at the time (the “Second Amendment Effective Date”) when each of the following conditions has been satisfied:

(i)	the Administrative Agent shall have received duly executed signature pages for this Second Amendment signed by the Borrower and Lenders constituting the Required Lenders; and

(ii)
the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due.

The Administrative Agent shall provide prompt written notice of the occurrence of the Second Amendment Effective Date to the Lenders.
[Signature Pages to follow]

IN WITNESS WHEREOF, this Second Amendment has been executed by the parties hereto as of the date first written above.

NP OPCO LLC

By: /s/ Thomas M. Friel
Name: Thomas M. Friel
Title: Senior Vice President & Treasurer

Signature Page to Second Amendment to Credit Agreement

DEUTSCHE BANK AG CAYMAN ISLANDS
BRANCH,
as Administrative Agent and Lender

By: /s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

By:     /s/ David A. Reid
Name: David A. Reid
Title: Director

Signature Page to Second Amendment to Credit Agreement

NAME OF INSTITUTION:

JPMORGAN CHASE BANK, N.A.

By: /s/ Donald Shokrian
Name: Donald Shokrian
Title: Managing Director

Signature Page to Second Amendment to Credit Agreement

NAME OF INSTITUTION:

J.P. Morgan Whitefriars Inc.

By: /s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney - in - Fact

Signature Page to Second Amendment to Credit Agreement

NAME OF INSTITUTION:

KINGSLAND II, LTD.

By: Kingsland Capital Management, LLC, as Manager

By: /s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

NAME OF INSTITUTION:

KINGSLAND III, LTD.

By: Kingsland Capital Management, LLC, as Manager

By: /s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

NAME OF INSTITUTION:

KINGSLAND IV, LTD.

By: Kingsland Capital Management, LLC, as Manager

By: /s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

NAME OF INSTITUTION:

KINGSLAND V, LTD.

By: Kingsland Capital Management, LLC, as Manager

By: /s/ Scott Lotter
Name: Scott Lotter
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

NAME OF INSTITUTION:

SPCP GROUP, LLC

By: /s/ David F. Steinmetz
Name: David F. Steinmetz
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

NAME OF INSTITUTION:

SPF CDO I, LTD.

By: /s/ David F. Steinmetz
Name: David F. Steinmetz
Title: Authorized Signatory

Signature Page to Second Amendment to Credit Agreement

NAME OF INSTITUTION:

WELLS FARGO BANK, N.A.

By: /s/ Reginald T. Dawson
Name: Reginald T. Dawson
Title: Senior Vice President

Signature Page to Second Amendment to Credit Agreement

EXHIBIT A

FIRST AMENDMENT TO PARENT
COST ALLOCATION AGREEMENT

[ATTACHED]

FIRST AMENDMENT TO COST ALLOCATION AGREEMENT

This FIRST AMENDMENT TO COST ALLOCATION AGREEMENT, dated as of ____________ __, 2012 (this “Amendment”), is made and entered into by NP Opco Holdings LLC, a Nevada limited liability company (“New Opco Holdco”) and Station Casinos LLC, a Nevada limited liability company (“New Propco”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Cost Allocation Agreement (defined below).

RECITALS

WHEREAS, New Opco Holdco, subsidiaries of New Opco Holdco, and New Propco are parties to that certain Cost Allocation Agreement, dated as of June 16, 2011 (the “Cost Allocation Agreement”); and

WHEREAS, subject to and on the terms and conditions provided herein, the parties hereto wish to amend Section 6(d) of the Cost Allocation Agreement.

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to Cost Allocation Agreement. Effective as of the date hereof, Section 6(d) the Cost Allocation Agreement is hereby amended and restated in its entirety to read as follows:

“New Propco shall, or shall cause its Affiliates, at the expense of Opco, to design, procure, install, and test an IT System (including associated hardware and software and using the existing infrastructure located at the Texas Station property, but not including the establishment of a redundant or back-up IT System, that is capable of operating the Opco Properties (as defined in the Transition Services Agreement) owned, on a stand-alone basis which may be operated with no technological connection to any equipment or control provided by the Propco Companies in the event of a separation of the Opco Companies from New Propco and which shall have capabilities that are substantially similar as the existing New Propco IT System by October 16, 2012 (being the date that is 122 days after the first anniversary of the date hereof). “IT System” shall have the meaning as set forth in the Transition Services Agreement. Costs and expenses incurred by the Propco Companies pursuant to this Section 6(d) shall be deemed Direct Costs hereunder.”

SECTION 2. Cost Allocation Agreement References. Effective as of the date hereof, references in the Cost Allocation Agreement (including references to the Cost Allocation Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the LLC Agreement as amended hereby.

Signature Page to the Amended and Restated Shared Services Agreement

SECTION 3. Miscellaneous.

a. Except as provided for herein, the Cost Allocation Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without regard to the principles of conflicts of laws thereof.

b. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Second Amendment for any other purpose.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date set forth above.

Station Casinos LLC
By: _____________________________________
Name:
Title:

Signature Page to the First Amendment to Cost Allocation Agreement

NP Auburn Development LLC
NP Centerline Holdings LLC
NP Durango LLC
NP FH Excess LLC
NP Fiesta LLC
NP Fresno Land Acquisitions LLC
NP Gold Rush LLC
NP Green Valley LLC
NP Hanger Leaseco LLC
NP Horizon Park LLC
NP Inspirada LLC
NP Lake Mead LLC
NP LML LLC
NP Magic Star LLC
NP Mt. Rose LLC
NP Northern Acquisitions LLC
NP Opco LLC
NP Opco Holdings LLC
NP Past Enterprises LLC
NP Rancho LLC
NP Reno Convention Center LLC
NP River Central LLC
NP ROTMA LLC
NP Santa Fe LLC NP Steamboat LLC
NP Sonoma Land Holdings LLC
NP Sunset Lindell LLC
NP Texas LLC
NP Town Center LLC
SC Rancho Development, LLC
Sonoma Land Acquisition Company, LLC
Station Development, LLC

By: _______________________________________
Name:
Title:

Signature Page to the First Amendment to Cost Allocation Agreement

SC Butte Development, LLC
SC Butte Management, LLC
SC Madera Development, LLC
SC Madera Management, LLC
SC Michigan, LLC
SC Sonoma Development, LLC
SC Sonoma Management, LLC

By: _____________________________________
Name:
Title:

Signature Page to the First Amendment to Cost Allocation Agreement

Greens Café, LLC
Sunset GV, LLC
Town Center Amusements Inc., a Limited Liability Company

By: NP Green Valley LLC, its manager

By: _____________________________________________
Name:
Title:

Signature Page to the First Amendment to Cost Allocation Agreement